UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 6, 2020

Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY

Hewlett Packard Enterprise Company

(Exact name of registrant as specified in its charter)

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6280 AMERICA CENTER DRIVE, SAN JOSE, CA		95002
(Address of principal executive offices)		(Zip code)

(650) 687-5817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.

Hewlett Packard Enterprise Company (“HPE” or the “Company”) is providing the disclosure below and supplementing the risk factors described in Item 1A of the Company’s Annual Report on Form 10-K for the year ended October 31, 2019 (the “Form 10-K”) with the following risk factor, which the Company included in a preliminary prospectus supplement, dated April 6, 2020, in connection with an offering of debt securities (the “Preliminary Prospectus”). The information in this report on Form 8-K should be read in conjunction with the risk factors described in the Form 10-K and the information under the “Forward-Looking Statements” in the Form 10-K.

The following supplemental disclosure was included in the Preliminary Prospectus

The worldwide spread of the novel coronavirus (COVID-19) is expected to result in a global slowdown of economic activity which is likely to decrease demand for a broad variety of goods and services, including from our customers, while also disrupting sales channels and marketing activities for an unknown period of time until the disease is contained. We expect this to have a negative impact on our sales and our results of operations, the size and duration of which we are currently unable to predict. See “Risk Factors—We are unable to predict the extent to which the global COVID-19 pandemic may adversely impact our business operations, financial performance and results of operations.”

As part of its first quarter earnings announcement on March 3, 2020, HPE provided updated financial guidance for full year fiscal 2020. While HPE is actively working to mitigate the impact on our business and operations, including proactive outreach to suppliers and prioritizing our customers’ and partners’ needs, as described in the risk factors contained herein, HPE is unable to predict the extent to which the global COVID-19 pandemic may adversely impact its business operations, financial performance and results of operations. As a result of the increased level of uncertainty arising since the date of the earnings announcement, HPE has determined that it is necessary to withdraw its previously issued financial guidance. HPE has a strong balance sheet and liquidity profile. HPE plans to provide more information during its second quarter earnings call based on the information available at that time. In addition, HPE has suspended purchases under its share repurchase program.

The following risk factor was included in the Preliminary Prospectus

We are unable to predict the extent to which the global COVID-19 pandemic may adversely impact our business operations, financial performance and results of operations.

The COVID-19 pandemic and efforts to control its spread have significantly curtailed the movement of people, goods and services worldwide, including in most or all of the regions in which we sell our products and services and conduct our business operations. The magnitude and duration of the disruption and resulting decline in business activity is uncertain. We anticipate that it will adversely affect our business, including by negatively impacting the demand for our products and services, restricting our operations and sales, marketing and distribution efforts, disrupting the supply chains of hardware products and disrupting our research and development capabilities, engineering, design and manufacturing processes and other important business activities. In response to the COVID-19 pandemic, certain industry events that we sponsor or at which we present and certain customer events have been canceled, postponed or moved to virtual-only experiences; we are encouraging all of our employees to work remotely; and we may deem it advisable to similarly alter, postpone or cancel entirely additional customer, employee or industry events in the future. Further, unanticipated disruptions in services provided through our localized physical infrastructure caused by the COVID-19 pandemic can curtail the functioning of critical components of our IT systems, and adversely affect our ability to fulfill orders, provide services, respond to customer requests and maintain our worldwide business operations. Accordingly, we expect the COVID-19 pandemic to have a negative impact on our sales and our results of operations, the size and duration of which we are currently unable to predict. Additionally, concerns over the economic impact of COVID-19 pandemic have caused extreme volatility in financial and other capital markets which has and may continue to adversely impact our stock price and our ability to access capital markets. To the extent the COVID-19 pandemic adversely affects our business and financial results, it may also have the effect of heightening many of the other risks described in this “Risk Factors” section and those incorporated by reference herein, such as those relating to our products and services, financial performance, credit rating and debt obligations.

Forward-looking statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HPE and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “aim,” “will,” “should” and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to the potential impact of the novel coronavirus (COVID-19) pandemic on our business operations and results and on the world economy; any projections of revenue, margins, expenses, effective tax rates, the impact of the U.S. Tax Cuts and Jobs Act of 2017, net earnings, net earnings per share, cash flows, benefit plan funding, deferred tax assets, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring charges; any statements of the plans, strategies and objectives of management for future operations, as well as the execution of transformation and restructuring plans and any resulting cost savings, revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HPE and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the need to address the many challenges facing HPE’s businesses; the competitive pressures faced by HPE’s businesses; risks associated with executing HPE’s strategy; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of HPE’s products and the delivery of HPE’s services effectively; the protection of HPE’s intellectual property assets, including intellectual property licensed from third parties and intellectual property shared with its former parent; risks associated with HPE’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HPE and its suppliers, customers, clients and partners, including any impact thereon resulting from events such as the COVID-19 pandemic; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the execution, timing and results of any transformation or restructuring plans, including estimates and assumptions related to the costs and anticipated benefits of implementing the transformation and restructuring plans; the effects of the U.S. Tax Cuts and Jobs Act and related guidance and regulations that may be implemented; the resolution of pending investigations, claims and disputes; and other risks that are described in HPE’s filings with the Securities and Exchange Commission, including but not limited to the risks described in HPE’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019, HPE’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2020, and in other filings made by HPE from time to time with the Securities and Exchange Commission. HPE assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: April 6, 2020	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Assistant Secretary